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                                                                    Exhibit 21.1

                     TRIARC COMPANIES, INC. AND SUBSIDIARIES
                         SUBSIDIARIES OF THE REGISTRANT
                               September 28, 1997

     The subsidiaries of Triarc Companies, Inc., their respective states or jurisdictions of organization and the names under which such subsidiaries do business are as follows:

                                                                              STATE OR JURISDICTION
                                                                              UNDER WHICH ORGANIZED
                                                                              -----------------------
National Propane Corporation* ...............................................        Delaware
    National Propane SGP, Inc. ..............................................        Delaware
      National Propane Partners, L.P.** .....................................        Delaware
         National Propane, L.P.** ...........................................        Delaware
            National Sales & Service, Inc............... ....................        Delaware
            Carib Gas Corporation of St. Croix (formerly
             LP Gas Corporation of St. Croix) ...............................        Delaware
            Carib Gas Corporation of St. Thomas (formerly
             LP Gas Corporation of St.Thomas) ...............................        Delaware
NPC Leasing Corp ............................................................        New York
Citrus Acquisition Corporation ..............................................        Florida
    Adams Packing Association, Inc. (formerly New
       Adams, Inc.) .........................................................        Delaware
    Groves Company, Inc. (formerly New Texsun, Inc.) ........................        Delaware
Home Furnishing Acquisition Corporation .....................................        Delaware
    1725 Contra Costa Property, Inc. (formerly Couroc
       of Monterey, Inc.) ...................................................        Delaware
    Hoyne Industries, Inc. (formerly New Hoyne, Inc.) .......................        Delaware
    Hoyne International (U.K.), Inc..........................................        Delaware
GS Holdings, Inc.............................................................        Delaware
    GVT Holdings, Inc.***....................................................        Delaware
       TXL Corp..............................................................        South Carolina
       TXL International Sales, Inc..........................................        South Carolina
       GTXL, Inc.............................................................        Delaware
       TXL Holdings, Inc.....................................................        Delaware
          C.H. Patrick & Co., Inc............................................        South Carolina
    Southeastern Public Service Company .....................................        Delaware
          Crystal Ice & Cold Storage, Inc....................................        Delaware
          Southeastern Gas Company ..........................................        Delaware
              Geotech Engineers, Inc.........................................        West Virginia
Triarc Holdings 1, Inc.......................................................        Delaware
Triarc Holdings 2, Inc.......................................................        Delaware
Triarc Development Corporation ..............................................        Delaware
Triarc Acquisition Corporation ..............................................        Delaware






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                    TRIARC COMPANIES, INC. AND SUBSIDIARIES
                         SUBSIDIARIES OF THE REGISTRANT
                               September 29, 1997


                                                                              STATE OR JURISDICTION
                                                                              UNDER WHICH ORGANIZED
                                                                              -----------------------
Triarc Beverage Holdings Corp................................................        Delaware
    Mistic Brands, Inc.......................................................        Delaware
    Snapple Beverage Corp....................................................        Delaware
       Snapple International Corp............................................        Delaware
           Snapple Beverages de Mexico, S.A. de C.V****......................        Mexico
           Snapple Beverage (UK) Holdings Limited............................        United Kingdom
              Snapple Beverage (Europe) Limited..............................        United Kingdom
       Snapple Europe Limited................................................        United Kingdom
       Snapple Canada, Ltd...................................................        Canada
       Snapple Worldwide Corp................................................        Delaware
       Southwest Snapple Corp................................................        Delaware
       Southwest Snapple Holdings Corp.......................................        Delaware
       Snapple Finance Corp..................................................        Delaware
       Pacific Snapple Distributors, Inc.....................................        Delaware
       Mr. Natural, Inc......................................................        Delaware
       Snapple Caribbean Corp................................................        Delaware
       Rhode Island Beverage Corp.*****......................................        Delaware
          Rhode Island Beverage Packing Co., L.P.******......................        Delaware
CFC Holdings Corp.*******....................................................        Florida
   Chesapeake Insurance Company Limited********..............................        Bermuda
   RC/Arby's Corporation (formerly Royal Crown
   Corporation)..............................................................        Delaware
       RCAC Asset Management, Inc............................................        Delaware
       Arby's, Inc...........................................................        Delaware
           Arby's Building and Construction Co...............................        Georgia
           Arby's Canada Inc.................................................        Canada
           Daddy-O's Express, Inc............................................        Georgia
           Arby's (Hong Kong) Limited........................................        Hong Kong
           Arby's De Mexico S.A. de CV.......................................        Mexico
               Arby's Immobiliara............................................        Mexico
               Arby's Servicios..............................................        Mexico
           TJ Holding Company, Inc...........................................        Delaware
       Arby's Restaurants, Limited...........................................        United Kingdom
       Arby's Limited........................................................        United Kingdom
       Arby's Restaurant Construction Company................................        Delaware
       Arby's Restaurant Development Corporation.............................        Delaware
       Arby's Restaurant Holding Company.....................................        Delaware
       Arby's Restaurants, Inc...............................................        Delaware
       Arby's Restaurant Operations Company..................................        Delaware
       RC-8, Inc. (formerly Tyndale, Inc.)...................................        Indiana
       RC-11, Inc. (formerly National Picture &
        Frame Co.)...........................................................        Mississippi
       Promociones Corona Real, S.A. de C.V..................................        Mexico
       RC Leasing, Inc.......................................................        Delaware
       Royal Crown Nederland B.V.............................................        Netherland
       RC Cola Canada Limited (formerly Nehi Canada
        Limited).............................................................        Canada
       Royal Crown Bottling Company of Texas (formerly
       Royal Crown Bottlers of Texas, Inc.)..................................        Delaware





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                    TRIARC COMPANIES, INC. AND SUBSIDIARIES
                         SUBSIDIARIES OF THE REGISTRANT
                               September 29, 1997




                                                                              STATE OR JURISDICTION
                                                                              UNDER WHICH ORGANIZED
                                                                              -----------------------
       Royal Crown Company, Inc. (formerly Royal Crown
        Cola Co.)............................................................        Delaware
          RC Services Limited*********.......................................        Ireland
          Retailer Concentrate Products, Inc.................................        Florida
          TriBev Corporation ................................................        Delaware
CCB Merger Corporation ......................................................        Delaware


-------------


* 24.3% owned by Southeastern Public Service Company and 75.7% owned by Triarc Companies, Inc.

** National Propane Corporation is the managing general partner of both partnerships and holds a combined 2% unsubordinated general partner interest therein and a 38.7% subordinated general partner interest in National Propane Partners, L.P. National Propane SGP, Inc. is the special general partner of both partnerships and holds a combined 2% unsubordinated general partner interest therein. The public owns a 57.3% limited partner interest in National Propane Partners, L.P. National Propane Partners, L.P. is the sole limited partner of National Propane, L.P.

*** 50% owned by GS Holdings, Inc. and 50% owned by Southeastern Public Service Company.

**** 99% owned by Snapple International Corp. and 1% owned by Snapple Worldwide Corp.

***** 50% owned by Snapple Beverage Corp. and 50% owned by Jeffrey Honickman, individually and as Trustee under the Harold A. Honickman December 1992 Indenture of Trust.

****** Rhode Island Beverage Corp. is the managing general partner of Rhode Island Beverage Packing Co., L.P. and holds a 1% general partnership interest therein. Snapple Beverage Corp. owns a 49.5% limited partner interest in Rhode Island Beverage Packing Co., L.P. The remaining limited partnership interest is owned by Jeffrey Honickman, as Trustee under the Harold A. Honickman December 1992 Indenture of Trust.

******* 94.6% owned by Triarc Companies, Inc. and 5.4% owned by Southeastern Public Service Company.

******** Common Stock 100% owned by CFC Holdings; Preferred Stock is owned 38.5% by RC/Arby's Corporation, 23% by Southeastern Public Service Company and 38.5% by TXL Corp.

*********  99% owned by Royal Crown Company, Inc. and 1% owned by RC/Arby's
           Corporation.






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